UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GAIN CAPITAL HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 13, 2013. GAIN CAPITAL HOLDINGS, INC GAIN CAPITAL HOLDINGS, INC C/O BROADRIDGE 1717 ARCH STREET, SUITE 1300 PHILADELPHIA, PA 19103 Meeting Information Meeting Type: Annual Meeting For holders as of: April 22, 2013 Date: June 13, 2013 Time: 2:30 PM Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/gcap2013. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/gcap2013 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain M59908-P40085

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2013 to facilitate timely delivery. Please Choose One How of the To Following Vote Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/gcap2013. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. You mail by requesting a paper copy of the materials, will include a proxy card. Vote By Mail: can vote by which M59909-P40085

Voting Items The 2013 Annual Meeting of Stockholders of GAIN Capital Holdings, Inc (the “Annual Meeting”) will be held on June 13, 2013 at 2:30 p.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/gcap2013, for the following purposes: The Board of Directors recommends you vote FOR the following proposals: 1. To elect two (2) Class III Directors to serve until the 2016 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified. Nominees: 1a. Joseph Schenk 1b. Christopher W. Calhoun 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2013. 3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof. M59910-P40085

M59911-P40085